SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
COMMISION FILE NUMBER 0-19687

Date of Report (Date of earliest event reported): November 21, 2014

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		57-0426694
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

775 Spartan Blvd., Suite 102, P.O. Box 5627, Spartanburg, SC		29304
(Address of principal executive offices)		(Zip Code)
(864) 585-3605
(Registrant's telephone number, including area code)

INAPPLICABLE
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on November 25, 2014 (the "Original 8-K") solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to Synalloy Corporation's purchase of all the outstanding stock of Specialty Pipe & Tube, Inc., a Delaware corporation ("Specialty"). This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Unless indicated otherwise, the terms "Synalloy," "Company," "we," "us," and "our" refer to Synalloy Corporation and our consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
The following audited financial statements of Specialty (with independent auditors' report thereon) is attached hereto as Exhibit 99.1 and incorporated by reference herein:
•    Balance Sheets as of July 31, 2014 and 2013.
•    Statements of Operations for the years ended July 31, 2014 and 2013.
•    Statements of Changes in Invested Equity for the years ended July 31, 2014 and 2013.
•    Statements of Cash Flows for the years ended July 31, 2014 and 2013.
•    Notes to Financial Statements.

The following unaudited financial statements of Specialty are attached hereto as Exhibit 99.2 and incorporated by reference herein:
•    Condensed Balance Sheets as of October 31, 2014 and July 31, 2014 (audited).
•    Condensed Statements of Operations for the three months ended October 31, 2014 and 2013.
•    Condensed Statements of Changes in Invested Equity for the three months ended October 31, 2014.
•    Condensed Statements of Cash Flows for the three months ended October 31, 2014 and 2013.
•    Notes to Condensed Financial Statements.

(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Synalloy is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 27, 2014.

•	Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the nine months ended September 27, 2014.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 28, 2013.

•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K/A:
Exhibit No,	Description of Exhibit
23.1	Consent of Dixon Hughes Goodman LLP.
99.1	Audited financial statements of Specialty Pipe & Tube, Inc. for the years ended July 31, 2014 and 2013.
99.2	Unaudited financial statements of Specialty Pipe & Tube, Inc. for the three months ended October 31, 2014 and 2013.
99.3	Unaudited pro forma financial information of Synalloy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: February 2, 2015

EXHIBIT INDEX

Exhibit No,	Name
23.1	Consent of Dixon Hughes Goodman LLP.
99.1	Audited financial statements of Specialty Pipe, & Tube, Inc. for the years ended July 31, 2014 and 2013.
99.2	Unaudited financial statements of Specialty Pipe &Tube, Inc. for the three months ended October 31, 2014 and 2013.
99.3	Unaudited pro forma financial information of Synalloy Corporation.